SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2015

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Colorado	333-01173	84-0467907
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 737-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 31, 2015, the following members of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Registrant”) were unanimously elected by written consent in lieu of an annual meeting of the Registrant’s sole shareholder, GWL&A Financial Inc., which holds 7,032,000 votes, representing the total issued and outstanding Common Shares of the Registrant.

Director Nominees

John L. Bernbach

Marcel R. Coutu

André Desmarais

Olivier Desmarais

Paul Desmarais, Jr.

Paul Desmarais, III

Claude Généreux

Alain Louvel

Paul A. Mahon

Jerry E.A. Nickerson

R. Jeffrey Orr

Michel Plessis-Bélair

Robert L. Reynolds

Henri-Paul Rousseau

Raymond Royer

T. Timothy Ryan, Jr.

Jerome J. Selitto

Gregory D. Tretiak

Brian E. Walsh

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2015
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	By:	/s/ Richard G. Schultz
	Name:	Richard G. Schultz
	Title:	General Counsel and Chief Legal Officer